SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         March 19, 2004
                                                --------------------------------


                         WORLDPORT COMMUNICATIONS, INC.
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               (Exact name of registrant as specified in charter)


Delaware                          000-25015                     84-1127336
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(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           file number)             Identification No.)


2828 Warrenville Road, Suite 400, Downers Grove, IL              60515
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(Address of principal executive offices)                       (zip code)




Registrant's telephone number, including area code   (312) 456-2536
                                                  ------------------------------



                    975 Weiland Road, Buffalo Grove, IL 60089
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          (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  ------------

                  On March 19, 2004, WorldPort Communications, Inc. (the "Registrant") issued a press release announcing its intention to file a Form 15 to deregister its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934. A copy of the press release is attached as
Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

(c)      Exhibits.
         --------

99.1     Press Release of WorldPort Communications, Inc. dated as of
         March 19, 2004.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         WORLDPORT COMMUNICATIONS, INC.
Date:  March 19, 2004


                                         By:   /s/ Jonathan Y. Hicks
                                               ---------------------------------
                                         Name: Jonathan Y. Hicks
                                         Title:  Chief Financial Officer